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                      AGREEMENT TO FILE JOINT SCHEDULE 13D

         Each of the undersigned, being a record owner or "beneficial owner" of the common stock of Conn's, Inc. ("Common Stock"), hereby agrees to jointly file a Schedule 13D with respect to their respective holdings of the Common Stock and to include this agreement as an exhibit to such Schedule 13D.

         IN WITNESS WHEREOF, each of the undersigned has executed and delivered this agreement as of the 18th day of December, 2003.

                                    /s/ Warren A. Stephens
                                    -------------------------------------------
                                    Warren A. Stephens, on behalf of Stephens
                                    Group, Inc. and Stephens Inc. as President,
                                    on behalf of Warren A. Stephens Trust,
                                    Warren Miles Amerine Stephens Trust, John
                                    Calhoun Stephens Trust and Laura Whitaker
                                    Stephens Trust, as trustee, and on behalf of
                                    Stephens Investment Partners III LLC,
                                    Stephens Investment Partners 2000 LLC and
                                    Stephens Investment Partners 2001 LLC, as
                                    manager


                                    /s/ Jon E.M. Jacoby
                                    -------------------------------------------
                                    Jon E.M. Jacoby, individually, and on behalf
                                    of Warren A. Stephens Grantor Trust, Warren
                                    and Harriet Stephens Children's Trust,
                                    Warren Miles Amerine Stephens 95 Trust, John
                                    Calhoun Stephens 95 Trust, Laura Whitaker
                                    Stephens 95 Trust, and Grandchild's Trust
                                    #2, as trustee, and on behalf of MAM
                                    International Holdings, Inc. as President


                                    /s/ Jackson T. Stephens
                                    -------------------------------------------
                                    Jackson T. Stephens, on behalf of Jackson T.
                                    Stephens Trust One and Bess C. Stephens
                                    Trust as trustee


                                    /s/ W.R. Stephens, Jr.
                                    -------------------------------------------
                                    W.R. Stephens, Jr., on behalf of W.R.
                                    Stephens, Jr. Children's Trust, W.R.
                                    Stephens, III Trust, Arden Jewell Stephens
                                    Trust, W.R. Stephens, Jr. Revocable Trust
                                    and Pamela D. Stephens Trust One, as trustee


                                    /s/ Elizabeth S. Campbell
                                    -------------------------------------------
                                    Elizabeth S. Campbell, on behalf of
                                    Elizabeth S. Campbell Revocable Trust, as
                                    trustee


                                    /s/ Todd Ferguson
                                    -------------------------------------------
                                    Todd Ferguson, as attorney in fact for
                                    Conn's Voting Trust, Harriet C. Stephens
                                    Trust, Carol M. Stephens, Curtis F.
                                    Bradbury, Jr., Douglas H. Martin IRA,
                                    Douglas H. Martin, C. Ray Gash IRA and C.
                                    Ray Gash, pursuant to powers of attorney
                                    filed with the Securities and Exchange
                                    Commission as attachments to Form 3s for
                                    such persons on November 24, 2003.